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                                                                   EXHIBIT 23(f)



                        [ALLEN C. EWING & CO. LETTERHEAD]



                          CONSENT OF INVESTMENT BANKER



We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of Barnett Banks, Inc. of our Fairness Opinion dated July 25, 1995.

ALLEN C. EWING & CO.



By: /s/ Benjamin C. Bishop, Jr.
   ---------------------------------
   Benjamin C. Bishop, Jr.
   Chairman of the Board
   August 31, 1995